SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080


                               November ___, 2006


Dear Contract Owner:

         The Board of Directors of Principal Variable Contracts Fund, Inc. ("PVC") has called a special meeting of the shareholders of all the separate series or funds of PVC (the "Accounts") for December 15, 2006. The meeting is being held for shareholders to consider the following proposals to:

         (i) elect the Board of Directors, including four nominees for new Directors (shareholders of all Accounts will vote together on this proposal);

         (ii) approve a management fee increase for the Growth Account (only shareholders of the Growth Account will vote on this proposal); and

         (iii) approve reclassifying the Real Estate Securities Account from "diversified" to "non-diversified" (only shareholders of the Real Estate Securities Account will vote on this proposal).

         Proposal (i), concerning the election of the Board of Directors, is related to a proposed reorganization providing for the combination of the separate funds of the WM Variable Trust into corresponding PVC Accounts. The four nominees for new Directors presently are trustees of the WM Variable Trust.

         The contributions to your variable life policy or variable annuity contract are allocated to divisions of separate accounts of Principal Life Insurance Company ("Principal Life"), some of which then invest in shares of the Accounts. Although Principal Life is the only shareholder of PVC, and owns shares of PVC for both its general and its separate accounts, you have the right to instruct Principal Life how to vote the shares of the Accounts that represent your contract value. Principal Life will vote, in accordance with your instructions, the number of Account shares that represents that portion of your contract value invested in each of the Accounts as of October 6, 2006, the record date for PVC shareholders meeting.

         Enclosed you will find a Notice of Special Meeting of Shareholders, a proxy statement and a voting instruction card for the shares of each Account attributable to your variable contract or policy as of October 6, 2006, the record date for the meeting. Please read these materials carefully. In order for your shares to be voted at the meeting, you are urged promptly to complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by December 14, 2006.

         We appreciate your taking the time to respond to this important matter. If you have questions regarding the meeting or your account, please call our shareholder services department toll-free at 1-800-247-4123.


                                   Sincerely,

                                   /s/RALPH C. EUCHER
                                   Ralph C. Eucher
                                   President and Chief Executive Officer

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Asset Allocation Account                 LargeCap Blend Account
Balanced Account                         LargeCap Growth Equity Account
Bond Account                             LargeCap Stock Index Account
Capital Value Account                    LargeCap Value Account
Diversified International Account        Principal LifeTime 2010 Account
Equity Growth Account                    Principal LifeTime 2020 Account
Equity Income Account                    Principal LifeTime 2030 Account
Equity Value Account                     Principal LifeTime 2040 Account
Government & High Quality Bond Account   Principal LifeTime 2050 Account
Growth Account                           Principal LifeTime Strategic Income
                                            Account
International Emerging Markets Account   Real Estate Securities Account
International SmallCap Account           Short-Term Bond Account
MidCap Account                           SmallCap Account
MidCap Growth Account                    SmallCap Growth Account
MidCap Value Account                     SmallCap Value Account
Money Market Account

To the Shareholders:

         A special meeting of shareholders of all of the separate series ("Accounts") of Principal Variable Contracts Fund, Inc. will be held at 680 8th Street, Des Moines, Iowa 50392-2080 on December 15, 2006, at 2:00 p.m. Central Standard Time. The meeting is being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

     1.   Election of the Board of Directors (applies to all Accounts).

     2. Approval of Amendment to the Management Agreement for the Growth Account Increasing Management Fees (applies only to the Growth Account).

     3. Approval of Reclassifying the Real Estate Securities Account from "Diversified" to "Non-Diversified" (applies only to the Real Estate Securities Account).

         The close of business on October 6, 2006 is the record date for the meeting and any adjournments. Shareholders as of that date are entitled to notice of and to vote at the meeting.

         Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Account, you need to return all of the Proxy Ballots. Please review the materials and vote today.

                                By order of the Board of Directors

                                /s/ RALPH C. EUCHER
                                Ralph C. Eucher
                                President and Chief Executive Officer

                                Dated:   November _, 2006

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                      -------------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006

                      -------------------------------------



                               November ___, 2006

                                TABLE OF CONTENTS

                                                                                                                Page
Introduction.........................................................................................             3
Voting Information...................................................................................             5
Proposal 1           Election of the Board of Directors ....................................................      6
Proposal 2           Approval of Amendment to the Management Agreement for the Growth Account Increasing
                     Management Fees .......................................................................     13

Proposal 3           Approval of Reclassifying the Real Estate Securities Account from "Diversified" to
                     "Non-Diversified"......................................................................     19
Independent Registered Public Accounting Firm...............................................................     20
Other Matters  .............................................................................................     22
Appendix A           Outstanding Shares and Share Ownership..................................................    A-1
Appendix B           Audit and Nominating Committee Charter .................................................    B-1
Appendix C           Form of Amended Management Agreement.....................................................   C-1
Appendix D           Additional Information About the Management Agreement and the Manager...................    D-1
Appendix E           Payments to Affiliated Brokers..........................................................    E-1

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006


                                  INTRODUCTION

     Principal Variable Contracts Fund, Inc. ("PVC" or "we") will hold a special shareholders meeting (the "Meeting") on December 15, 2006, at 2:00 p.m. Central Standard Time, at 680 8th Street, Des Moines, Iowa 50392-2080. This Proxy Statement and the accompanying form of proxy ballot are first being sent to shareholders on or around November _, 2006.

     All shares of each Account are owned of record by sub-accounts of separate accounts ("Separate Accounts") of Principal Life Insurance Company ("Principal Life") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by Principal Life. Persons holding Contracts are referred to herein as "Contract Owners."

     PVC is a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). PVC is a "series" mutual fund and currently offers the following 31 separate series or funds (the "Accounts"):

Asset Allocation Account               LargeCap Blend Account
Balanced Account                       LargeCap Growth Equity Account
Bond Account                           LargeCap Stock Index Account
Capital Value Account                  LargeCap Value Account
Diversified International Account      Principal LifeTime 2010 Account
Equity Growth Account                  Principal LifeTime 2020 Account
Equity Income Account                  Principal LifeTime 2030 Account
Equity Value Account                   Principal LifeTime 2040 Account
Government & High Quality Bond Account Principal LifeTime 2050 Account
Growth Account                         Principal LifeTime Strategic Income
                                         Account
International Emerging Markets Account Real Estate Securities Account
International SmallCap Account         Short-Term Bond Account
MidCap Account                         SmallCap Account
MidCap Growth Account                  SmallCap Growth Account
MidCap Value Account                   SmallCap Value Account
Money Market Account

     The sponsor of PVC is Principal Life, the investment adviser to PVC and each of the Accounts is Principal Management Corporation (the "Manager") and the principal underwriter is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of the state of Iowa, the Manager and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Their address is Principal Financial Group, Des Moines, Iowa 50392-2080.

     PVC will furnish, without charge, a copy of its Annual Report to Shareholders for the fiscal year ended December 31, 2005 and Semi-Annual Report to Shareholders for the period ended June 30, 2006 to any shareholder upon request. To obtain a report, please contact PVC by calling our shareholder services department toll free at 1-800-247-4123 or by writing to PVC at the address above.

     Summary of Proposals. The Meeting is being held to consider the following matters:

Proposal 1: Elect the Board of Directors
            (Shareholders of all the Accounts will vote together on Proposal 1)

Proposal 2: Approve Amendment to the Management Agreement for the Growth
            Account to increase management fees
            (Shareholders of the Growth Account will vote on Proposal 2)

Proposal 3: Reclassify the Real Estate Securities Account from
            "diversified" to "non-diversified" (Shareholders of the Real Estate Securities Account will vote on Proposal 3)

     PVC-WM Funds Reorganization. The first Proposal, concerning the election of the Board of Directors (the "Board"), is related to a proposed reorganization involving PVC. On July 25, 2006, PFG and the Manager entered into an agreement with Washington Mutual, Inc. to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA") and two of its subsidiaries (the "Transaction"). WMA is the investment advisor to WM Variable Trust ("WMVT"), which, like PVC, offers its shares to separate accounts of insurance companies as well as other eligible purchasers. The Transaction contemplates combining the 18 separate funds of WMVT (the "WM Funds") into corresponding Accounts of PVC (the "PVC-WM Funds Reorganization"). The PVC Accounts involved in the Reorganization are 11 newly organized funds that will commence operations at the time of the Reorganization and the following existing PVC Accounts: Diversified International, Growth, LargeCap Blend, Money Market, Real Estate Securities, SmallCap Growth and SmallCap Value. One other existing PVC Account, the Equity Income Account, is also involved in the PVC-WM Funds Reorganization in that, pursuant to a separate, internal PVC reorganization, it is proposed that this Account will be combined into one of the newly organized PVC Accounts into which a corresponding WM Fund will be combined in the PVC-WM Funds Reorganization. If shareholders of the Equity Income Account approve the internal PVC reorganization, it is expected to take place at the same time as the PVC-WM Funds Reorganization.

     The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals, including approval of the PVC-WM Funds Reorganization by the shareholders of certain of the WM Funds. After the Transaction, WMA and its subsidiaries will be indirect, wholly-owned subsidiaries of PFG. The PVC-WM Funds Reorganization is expected to occur after the Transaction.

     WMVT has obtained an order from the Securities and Exchange Commission ("SEC") under the 1940 Act which provides exemptive relief permitting it, subject to certain conditions, to sell its shares to fund both variable life insurance and variable annuity separate accounts, to fund separate accounts of unaffiliated insurance companies, to qualified retirement plans and to certain other persons. PVC has been selling its shares under circumstances that do not require that kind of exemptive relief. PVC, however, will have to obtain exemptive relief comparable to that which WMVT has in order to continue the business of WMVT after the effective time of the PVC-WM Funds Reorganization. PVC has filed an application with the SEC requesting such relief. The PVC-WM Funds Reorganization will not close until the SEC has issued an order granting the exemptive relief that PVC requires in order to continue the business of WMVT after the effective time of the PVC-WM Funds Reorganization.

     The Proposal concerning the election of the Board of Directors is related to the Transaction and the PVC-WM Funds Reorganization because PVC shareholders are being asked to elect as new Directors four nominees who are currently members of the Board of Trustees of the WM Funds.

                               VOTING INFORMATION

     Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Please vote your shares by mailing the enclosed ballot and returning it in the enclosed postage paid envelope.

     Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of an Account for each share of the Account that you hold, and fractional votes for fractional shares held. The shareholders of all Accounts will vote together on Proposal 1 regarding the election of Directors of PVC. The affirmative vote of the holders of a plurality of the shares voted at the Meeting is required for the election of a Director. Only shareholders of the Growth Account will vote on Proposal 2 and only shareholders of the Real Estate Securities Account will vote on Proposal 3. Proposals 2 and 3 require for approval the affirmative vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to an Account, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Account present at the meeting of the Account, if the holders of more than 50% of the outstanding voting securities of the Account are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Account (a "Majority of the Outstanding Voting Securities").

     The number of votes eligible to be cast at the Meeting with respect to each Account as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. For Proposal 1, the presence in person or by proxy of one-third of the shares of PVC outstanding at the close of business on the Record Date constitutes a quorum for a Meeting. For Proposals 2 and 3, the presence in person or by proxy of one-third of the shares of each of the Accounts outstanding at the close of business on the Record Date constitutes a quorum for a Meeting. Shares subject to Mirror Voting (as defined below) are counted for purposes of determining a quorum for that Account. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve certain of the Proposals may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Account cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

     Contract Owner Voting Instructions. Shares of the Accounts are sold to Separate Accounts of Principal Life and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct Principal Life as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement and then signing and dating the voting instruction card and mailing it in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposals. Principal Life will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a Proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by Principal Life will be voted in the same proportion as votes cast by Contract Owners ("Mirror Voting"). Accordingly, there are not expected to be any "broker non-votes."

     Solicitation procedures. We intend to solicit proxies by mail. Officers or employees of PVC, the Manager or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, PVC will reimburse them for their out-of-pocket expenses.

     Expenses of the Meetings. The Accounts will not pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials.

                                   PROPOSAL 1

                       ELECTION OF THE BOARD OF DIRECTORS
                                 (All Accounts)

     The Board has set the number of Directors at eight and has provided that the number will increase to twelve at the effective time of the PVC-WM Funds Reorganization. Each Director will serve until the next annual meeting of shareholders or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the twelve nominees listed below. Eight of the nominees currently serve as Directors. The following four nominees, if elected, will become new Directors at the effective time of the PVC-WM Funds Reorganization: Ms. Kristianne Blake, Mr. William G. Papesh, Mr. Daniel Pavelich and Mr. Richard Yancey. The effective time of the PVC-WM Funds Reorganization is expected to be as of the close of regular trading on the New York Stock Exchange on January 5, 2007. If the PVC-WM Funds Reorganization is not consummated for any reason, Ms. Blake and Messrs. Papesh, Pavelich and Yancey will not become Directors of PVC.

     Each nominee has agreed to be named in this proxy statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

     The following table presents certain information regarding the current Directors of PVC and the four new nominees, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director or nominee in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors and the nominee who are "interested persons" (as defined in the 1940 Act) of PVC (the "Interested Directors") and those Directors and nominees who are not interested persons of PVC (the "Independent Directors"). Of the four nominees who are not currently directors, Mr. Papesh, who is currently an interested trustee of the WM Funds, was nominated after having been recommended by management of the Manager. Ms. Blake, Mr. Pavelich and Mr. Yancey currently are independent trustees of the WM Funds. The Board's Audit and Nominating Committee, comprised entirely of PVC's Independent Directors, selected and nominated Ms. Blake, Mr. Pavelich and Mr. Yancey after management of PVC recommended that the Board's Audit and Nominating Committee consider the independent trustees of the WM Funds as potential candidates for the Board. The Board's Audit and Nominating Committee also determined to nominate all current Independent Directors for election as Director. All Directors serve, and all nominees elected as Directors of such companies will serve, as directors for each of the two investment companies (with a total of 86 portfolios or funds that offer shares for sale as of October 6, 2006) sponsored by Principal Life: PVC and Principal Investors Fund, Inc. ("PIF") (collectively, the "Fund Complex").

                       Independent Directors and Nominees

Name, Address and Year of   Position(s) Held with PVC    Principal Occupation(s) During the    Other Directorships
Birth                                                    Past 5 Years                          Held
Elizabeth Ballantine        Director (since 2004),       Principal, EBA Associates             The McClatchy Company
1113 Basil Road             Member of Audit and          (consulting and investments)
McLean, VA                  Nominating Committee
1948
Kristianne Blake            Nominee for Director         President, Kristianne Gates Blake,    Avista Corporation;
1201 Third Avenue                                        P.S. (CPA specializing in personal    Russell Investment
8th Floor                                                financial and tax planning)           Company; Russell
Seattle, WA                                                                                    Investment Funds; WM
1954                                                                                           Funds


Richard W. Gilbert          Director (since 2000),       President, Gilbert Communications,    Calamos Asset
5040 Arbor Lane, #302       Member of Audit and          Inc. (management advisory services)   Management, Inc.
Northfield, IL              Nominating Committee
1940
Mark A. Grimmett            Director (since 2004),       Executive Vice President and CFO,     None
6310 Deerfield Avenue       Member of Audit and          since 2000, and prior thereto, Vice
San Gabriel, CA             Nominating Committee         President and CFO, Merle Norman
1960                                                     Cosmetics, Inc. (manufacturer and
                                                         distributor of  skin care products)

Fritz S. Hirsch             Director (since 2005),       President and CEO, Sassy, Inc.        None
Suite 203                   Member of Audit and          (manufacturer of infant and
2101 Waukegan Road          Nominating Committee         juvenile products)
Bannockburn, IL
1951

William C. Kimball          Director (since 2000),       Retired. Formerly, Chairman and       Casey's General
3094 104th                  Member of Audit and          CEO, Medicap Pharmacies Inc. (chain   Stores, Inc.
Urbandale, IA               Nominating Committee         of retail pharmacies)
1947
Barbara A. Lukavsky         Director (since 1993),       President and CEO, Barbican           None
100 Market Street           Member of Audit and          Enterprises, Inc. (holding company
Des Moines, IA              Nominating Committee,        for franchises in the cosmetics
1940                        Member of Executive          industry)
                            Committee
Daniel Pavelich             Nominee for Director         Retired. Formerly, Chairman and CEO   Catalytic Inc; Vaagen
1201 Third Avenue                                        of BDO Seidman (tax, accounting and   Bros. Lumber, Inc.;
8th Floor                                                financial consulting services)        WM Funds
Seattle, WA
1944


Richard Yancey              Nominee for Director         Retired. Formerly, Managing           AdMedia Partners,
42 Monroe Place                                          Director of Dillon Read & Co. (an     Inc.; Czech and
Brooklyn, NY                                             investment bank, now part of UBS)     Slovak American
1926                                                                                           Enterprise Fund; WM
                                                                                               Funds


                        Interested Directors and Nominee

                                                         Positions with the Manager and Its
                                                         Affiliates; Principal Occupation(s)   Other Directorships
Name, Address and Year of     Position(s) Held with PVC  During the Past 5 Years               Held
Birth
Ralph C. Eucher               Director, President and    Director and President, the Manager   None
711 High Street               Chief Executive Officer,   since 1999; Director, Princor since
Des Moines, Iowa 50392        Member of Executive        2006 and prior thereto, President
1952                          Committee (since 1999)     and Director; Senior Vice
                                                         President, since 2002,
                                                         Vice President,
                                                         1999-2002, and prior
                                                         thereto, Second Vice
                                                         President, Principal
                                                         Financial Group, Inc.

William G. Papesh*            Nominee for Director       President and CEO of WM Group of      WM Funds
1201 Third Avenue                                        Funds; President and Director of WM
8th Floor                                                Advisors, Inc.
Seattle, WA
1943


Larry D. Zimpleman            Director, Chairman of      Chairman and Director, the Manager    None
711 High Street               the Board, Member of       and Princor, since 2001.  President
Des Moines, Iowa 50392        Executive Committee        and Chief Operating Officer since
1951                          (since 2001)               2006, and President, Retirement and
                                                         Investor Services, Principal
                                                         Financial Group, Inc., 2003-2006.
                                                         Executive Vice President,
                                                         2001-2003, and prior thereto,
                                                         Senior Vice President, Principal
                                                         Life

----------------------------

* If elected, Mr. Papesh will be an Interested Director because he will be an officer and director of WMA, which will be an affiliated person of PVC.

     During the last fiscal year of PVC, the Board of Directors held eight meetings. Each of the current Directors of PVC attended 100% of the meetings of the Board and of the committees of which the Director was a member.

     Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 680 8th Street, Des Moines, Iowa 50392-2080. All communications addressed to the Board or to an individual Director received by PVC are forwarded to the full Board or to the individual Director.

Officers of PVC

     The following table presents certain information regarding the current officers of PVC, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each of the officers of PVC holds the same position with PIF.


                                                        Officers
     Name, Address and                   Position(s) Held          Principal Occupation(s)
     Year of Birth                       with PVC                  During the Past 5 Years

     Craig L Bassett                     Treasurer (since 1997)    Vice President and Treasurer, Principal Life
     711 High Street
     Des Moines, Iowa 50392
     1952

     Michael J. Beer                     Executive Vice            Executive Vice President and Chief Operating
     711 High Street                     President (since 1997)    Officer, the Manager; Director and President,
     Des Moines, Iowa 50392                                        Princor, since 2005
     1961

     Randy L. Bergstrom                  Assistant Tax Counsel     Counsel, Principal Life
     711 High Street                     (since 2005)
     Des Moines, Iowa 50392
     1955

     David J. Brown                      Chief Compliance          Vice President, Product & Distribution
     711 High Street                     Officer (since 2004)      Compliance, Principal Life; Senior Vice
     Des Moines, Iowa 50392                                        President, the Manager, since 2004; Senior Vice
     1960                                                          President, Princor, since 2003, and prior
                                                                   thereto, Vice President, the Manager and
                                                                   Princor

     Jill R. Brown                       Vice President and        Second Vice President, Principal Financial
     711 High Street                     Chief Financial           Group, and Senior Vice President, the Manager
     Des Moines, Iowa 50392              Officer, Principal        and Princor since 2006, Chief Financial Officer,
     1967                                Accounting Officer        Princor since 2003, and prior thereto, Assistant
                                         (since 2003)              Financial Controller, Principal Life

     Ernest H. Gillum                    Vice President and        Vice President and Chief Compliance Officer, the
     711 High Street                     Assistant Secretary       Manager, since 2004, and prior thereto, Vice
     Des Moines, Iowa 50392              (since 1997)              President, Compliance and Product Development,
     1955                                                          the Manager

     Patrick A. Kirchner                 Assistant Counsel         Counsel, Principal Life
     711 High Street                     (sine 2002)
     Des Moines, Iowa 50392
     1960

     Carolyn F. Kolks                    Assistant Tax Counsel     Counsel, Principal Life, since 2003 and prior
     711 High Street                     (since 2005)              thereto, Attorney
     Des Moines, Iowa 50392
     1962

     Sarah J. Pitts                      Assistant Counsel         Counsel, Principal Life
     711 High Street                     (since 2000)
     Des Moines, Iowa 50392
     1945

     Layne A. Rasmussen                  Vice President and        Vice President and Controller - Mutual Funds,
     711 High Street                     Controller (since 1997)   the Manager
     Des Moines, Iowa 50392
     1958

     Michael D. Roughton                 Counsel (since 1997)      Vice President and Senior Securities Counsel,
     711 High Street                                               Principal Financial Group, Inc.; Senior Vice
     Des Moines, Iowa 50392                                        President and Counsel, the Manager and Princor;
     1951                                                          and Counsel, Principal Global

     James F. Sager                      Assistant Secretary       Vice President, the Manager and Princor
     711 High Street                     (since 2005)
     Des Moines, Iowa 50392
     1950

Board Committees

     Audit and Nominating Committee. PVC has an Audit and Nominating Committee. Its members are identified above. All are Independent Directors. During the last fiscal year, the Committee met four times.

     The audit committee functions of the Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors;
(2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the Committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of PVC. The Committee also receives reports about accounting and financial matters affecting PVC.

     The nominating committee functions of the Committee include selecting and nominating all candidates who are not "interested persons" of PVC (as defined in the 1940 Act) for election to the Board. Generally, the Committee requests director nominee suggestions from the Committee members and management. In addition, the Committee will consider director candidates recommended by PVC shareholders. Recommendations should be submitted in writing to Principal Variable Contracts Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392-2080. The Committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

     The Board approved its current Audit and Nominating Committee Charter on March 13, 2006. The Charter is not available on PVC's website. A copy of the Charter is included as Appendix B to this Proxy Statement.

     Executive Committee. The Executive Committee is selected by the Board of Directors. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the last fiscal year, the Committee met once.

Compensation

     PVC does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to PVC by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the portfolios of PVC and PIF based on their relative net assets.

     The following table provides information regarding the compensation received by the Independent Directors with respect to their service as PVC Directors from PVC and from the Fund Complex during the fiscal year ended December 31, 2005. On that date, there were two investment companies with an aggregate total of 86 portfolios in the Fund Complex. PVC does not provide retirement benefits to any of the Directors.

           Director             PVC          Fund Complex
           --------             ---          ------------
 Elizabeth Ballantine         $17,982          $81,500
 Richard W. Gilbert           $17,801          $81,000
 Mark A. Grimmett             $17,982          $84,500
 Fritz S. Hirsch*             $10,454          $29,000
 William C. Kimball           $17,982          $81,500
 Barbara A. Lukavsky          $17,982          $81,500
 *  Mr. Hirsch did not become a Director until September 2005.

Share Ownership

         This section discusses beneficial ownership by the current Directors and the new nominees for Director of shares of the Accounts of PVC and of all funds in the Fund Complex. As stated above, the Fund Complex includes the PVC Accounts and the separate series of PIF. For purposes of this discussion, beneficial ownership means a direct or indirect pecuniary interest.

         As of October 6, 2006, neither Mr. Eucher nor Mr. Zimpleman, the current Interested Directors of PVC, owned shares of any PVC Account. As of that date, the aggregate dollar range of each current Interested Director's beneficial ownership of shares issued by all funds in the Fund Complex exceeded $100,000. Mr. Zimpleman's beneficial ownership interest is attributable to his participation in an employee benefit program that invests in the PIF funds. Only Directors who are "interested persons" are eligible to participate in that program.

         As of October 6, 2006, none of the new nominees for Director beneficially owned shares of any PVC Account or any other fund in the Fund Complex.

         The following table sets forth, as of October 6, 2006, the dollar range of each current Independent Director's beneficial ownership of shares of each PVC Account as well as the aggregate dollar range of each current Independent Director's beneficial ownership of shares issued by all funds in the Fund Complex. Directors who beneficially owned shares of the Accounts did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                         Independent Directors (Not Considered to Be "Interested Persons")

--------------------------------------------------- ---------------- ---------- ------------- --------- ------------ ------------
Principal Variable Contracts Fund, Inc.
                                                      Ballantine      Gilbert     Grimmett     Hirsch     Kimball     Lukavsky
Asset Allocation Account                                   A             A           A           A           A            A
Balanced Account                                           A             A           A           A           A            A
Bond Account                                               A             A           A           A           C            A
Capital Value Account                                      A             A           A           A           A            A
Equity Growth Account                                      A             A           A           A           B            A
Equity Income Account                                      A             A           A           A           A            A
Equity Value Account                                       A             A           A           A           A            A
Government Securities Account                              A             A           A           A           A            A
Growth Account                                             A             A           A           A           A            A
Diversified International Account                          A             A           A           A           A            A
International Emerging Markets Account                     A             A           A           A           A            A
International SmallCap Account                             A             A           A           A           D            A
LargeCap Blend Account                                     A             A           A           A           A            A
LargeCap Growth Equity Account                             A             A           A           A           A            A
LargeCap Stock Index Account                               A             A           A           A           A            A
LargeCap Value Account                                     A             A           A           A           D            A
Limited Term Bond Account                                  A             A           A           A           A            A
MidCap Account                                             A             A           A           A           E            A
MidCap Growth Account                                      A             A           A           A           C            A
MidCap Value Account                                       A             A           A           A           A            A
Money Market Account                                       A             A           A           A           A            A
Principal LifeTime 2010 Account                            A             A           A           A           A            A
Principal LifeTime 2020 Account                            A             A           A           A           A            A
Principal LifeTime 2030 Account                            A             A           A           A           A            A
Principal LifeTime 2040 Account                            A             A           A           A           A            A
Principal LifeTime 2050 Account                            A             A           A           A           A            A
Principal LifeTime Strategic Income Account                A             A           A           A           A            A
Real Estate Securities Account                             A             A           A           A           E            A
SmallCap Account                                           A             A           A           A           A            A
SmallCap Growth Account                                    A             A           A           A           C            A
SmallCap Value Account                                     A             A           A           A           A            A

    TOTAL FUND COMPLEX                                     E             E           E           D           E            D
--------------------------------------------------- ---------------- ---------- ------------- --------- ------------ ------------

Required Vote

         The shareholders of all the Accounts will vote together in the election of Directors. The affirmative vote of the holders of a plurality of the shares voted at the Meeting is required for the election of a Director of PVC.

         The Board of Directors unanimously recommends that shareholders vote "For" all the nominees.

                                   PROPOSAL 2

                APPROVAL OF AMENDMENT TO THE MANAGEMENT AGREEMENT
                FOR THE GROWTH ACCOUNT INCREASING MANAGEMENT FEES
                              (Growth Account Only)


         At its meeting on September 11, 2006, the Board of Directors, including all the Independent Directors, approved an amendment to the Management Agreement for the Growth Account (for purposes of this Proposal, the "Account") providing for an increase in the management fees payable by the Account. Shareholders of the Account are being asked to approve the amendment to the Management Agreement (the "Amended Agreement").

         The Board approved the Amended Agreement in connection with its approval of an amended sub-advisory agreement for the Account between the Manager and the sub-advisor to the Account, Columbus Circle Investors ("CCI"), an affiliate of the Manager. The proposed advisory fee increase under the Amended Agreement reflects an increase in the sub-advisory fees that will be payable by the Manager to CCI under the amended sub-advisory agreement with CCI (the "Amended Sub-Advisory Agreement"). Management proposed the sub-advisory fee increase for CCI as appropriate in view of CCI's strong performance record with respect to the Account and in order to align the sub-advisory fees with competitive, market rates. The Board's considerations in approving the Amended Agreement (and the Amended Sub-Advisory Agreement) are described below under "Evaluation by the Board of Directors."

Description of the Management Agreement

         Except for the proposed increase in management fees which is described below, the terms of the current Management Agreement (the "Current Agreement") and the Amended Agreement are the same. A copy of the form of the Amended Agreement is included as Appendix C to this Proxy Statement.

         Under the Current and Amended Agreements, the Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager arranges for portfolio management functions to be performed by the sub-advisor to the Account and is responsible for selecting, contracting with, compensating and monitoring the performance of the sub-advisor.

         Under the terms of Current and Amended Agreements, the Manager is responsible for paying the expenses associated with the organization of the Account, including the expenses incurred in the initial registration of the Account with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of PVC with respect to the Account.

         Each of the agreements provides for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a Majority of the Outstanding Voting Securities of the Account. In either event, continuation must be approved by a vote of the majority of the Independent Directors.

Compensation

         As compensation for its services, the Manager receives a management fee from the Account which is determined as a percentage of the average daily net assets of the Account. The following table sets forth the management fee schedule for the Account under (i) the Current Agreement and (ii) the proposed Amended Agreement:

                         Management Fee - Growth Account
                  (as a percentage of average daily net assets)
           Current Agreement                      Amended Agreement
   0.60% of the first $250 million;        0.68% of the first $500 million;
    0.55% of the next $250 million;        0.63% of the next $500 million;
    0.50% of the next $250 million;         0.61% of the next $1 billion;
  0.45% of the next $250 million; and        0.56% of the next $1 billion; and
  0.40% of the excess over $1 billion.          0.51% of the excess over
                                                      $3 billion.

         For the fiscal year ended December 31, 2005, the Account paid the Manager under the Current Agreement a management fee of $760,105. If the Amended Agreement had been in effect for that fiscal year, the Account would have paid a management fee of $861,707 (an increase of 13.4%).

         Compensation under the Sub-Advisory Agreements. The sub-advisory fee rates for the Account under the current sub-advisory agreement with CCI (the "Current Sub-Advisory Agreement") and the increased sub-advisory fee rates under the Amended Sub-Advisory Agreement are set forth in the table below. Under these agreements, sub-advisory fees are paid by the Manager and not by the Account. Under each of the agreements, the Manager will pay CCI a fee which is computed and paid monthly, based on net assets as of the first day of each month, at the respective annual rates specified below. In calculating the sub-advisory fee for CCI, the term "net assets" includes the net assets of the Account plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which CCI provides investment services and which have the same investment mandate as the Account ("CCI Managed Assets").

                        Sub-Advisory Fee - Growth Account
          (As a percentage of average daily net assets managed by CCI)

    Current Sub-Advisory Agreement         Amended Sub-Advisory Agreement(1)

    0.27% of the first $50 million;         0.26% of the first $50 million;
    0.25% of the next $50 million;           0.24% of the next $50 million;
    0.22% of the next $100 million;         0.22% of the next $100 million;
    0.18% of the next $200 million;         0.18% of the next $200 million;
    0.13% of the next $350 million;         0.13% of the next $350 million;
  0.09% of the next $750 million; and       0.09% of the next $750 million;
0.06% of the excess over $1.5 billion.      0.06% of the next $500 million;
                                          0.24% of the next $2.5 billion; and
                                         0.17% of the excess over $4.5 billion.
       ------------------------
       (1) Percentage fee rates are rounded.


         For the fiscal year ended December 31, 2005, the Manager paid CCI under the Current Sub-Advisory Agreement a sub-advisory fee of $170,822. If the Amended Sub-Advisory Agreement had been in effect for that fiscal year, the Manager would have paid CCI a sub-advisory fee of $167,222 (a decrease of 2.11%). In considering this information, it is important to bear in mind that, as described below, the rate of the sub-advisory fee under the Amended Sub-Advisory Agreement will increase whenever the aggregate CCI Managed Assets exceed $2 billion. During the fiscal year ended December 31, 2005, the CCI Managed Assets did not exceed $2 billion.

         As indicated by the tables above, the proposed management fee increase under the Amended Agreement provides for an increase in rates at all asset levels and an increase in the amount of assets needed to reach each breakpoint (that is, the point at which rates decline as assets increase). The proposed sub-advisory fee under the Amended Sub-Advisory Agreement provides for a slight reduction in fee rates at lower asset levels and adds breakpoints increasing rates whenever CCI Managed Assets exceed $2 billion. The increase in management fees thus does not correspond directly to the change in sub-advisory fees. Rather, the sub-advisory fee will increase and, consequently, the spread between the management fee and the sub-advisory fee will decrease whenever CCI Managed Assets exceed $2 billion. This structure is intended to provide management fee rates that will reflect economies of scale as assets grow but will nonetheless provide a higher, market sub-advisory fee rate for CCI on all CCI Managed Assets whenever CCI manages additional assets above the $2 billion threshold.

         As of June 30, 2006, the Account had net assets of approximately $118,859,000. Pursuant to the PVC-WM Funds Reorganization, as described above, it is proposed that the WM Growth Fund, which as of June 30, 2006 had net assets of approximately $289,090,000, will be combined into the Account. Consequently, if shareholders approve the proposed fund combination and the Reorganization takes place, the Account will experience a significant increase in assets. As described above, the Manager calculates the sub-advisory fee to be paid to CCI with respect to the Account by applying against the net assets of the Account a sub-advisory fee rate which is determined by aggregating the assets of the Account with the assets of other Principal Life-sponsored funds that are sub-advised by CCI and have the same investment mandate as the Account. One such fund is the PIF LargeCap Growth Fund, which is proposed to be combined with the WM Growth Fund, a series of WM Trust II (the "Retail WM Fund"). As of July 31, 2006, the PIF LargeCap Growth Fund had net assets of approximately $832,800,000 while the Retail WM Fund had net assets of approximately $2,191,700,000. Consequently, if the PVC-WM Funds Reorganization and the combination of the WM Retail Fund into the PIF LargeCap Growth Fund occur, it is expected that the aggregate CCI Managed Assets, for purposes of calculating the sub-advisory fee, will exceed $2 billion. As a result, the effective sub-advisory fee rate at which CCI will be compensated by the Manager will be based, in part, on the newly-added higher fee rates that apply when CCI Managed Assets exceed $2 billion.

         As noted above, the sub-advisory fees are paid by the Manager and not by the Account. However, because CCI is an affiliate of the Manager, the proposed increases in management fees, notwithstanding the proposed increases in sub-advisory fees, will have the effect of increasing the amount of the management fees for the Account that are retained by the Manager and its affiliates.

         If shareholders of the Account approve the proposed Amended Agreement, the increase in sub-advisory fees under the Amended Sub-Advisory Agreement will become effective at the same time as the Amended Agreement.

Fees and Expenses

         The following table sets forth for the Account for the fiscal year ended December 31, 2005 (i) annual fund operating expenses under the Current Agreement and (ii) pro forma annual fund operating expenses assuming that the Amended Agreement had been in effect for that fiscal year.

                        Annual Fund Operating Expenses(1)
                  (as a percentage of average daily net assets)

                               Current Agreement   Amended Agreement (pro forma)
Management Fee                       0.60%                     0.68%
Other Expenses                       0.02%                     0.02%
                                     ----                      ----
Total Fund Operating Expenses        0.62%                     0.70%

-------------------
(1) If shareholders of the WM Growth Fund approve the proposed combination of that Fund into the Growth Account pursuant to the PVC-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on January 5, 2007. Assuming the Combination had occurred at the beginning of the fiscal year ended December 31, 2005, the Growth Account's pro forma Management Fee and pro forma Total Fund Operating Expenses would have been 0.58% and 0.59%, respectively, under the Current Agreement, and 0.68% and 0.69%, respectively, under the Amended Agreement.

Examples: The following examples are intended to help you compare the costs of investing in the Account under the Current and Amended Agreements. The examples assume that Account expenses continue at the rates shown in the tables above, that you invest $10,000 in the Account for the time periods indicated, that you redeem all of your shares at the end of those periods and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. If Separate Account expenses and Contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                   Current Agreement                                                Amended Agreement
                                          Number of years you own your shares
      1              3            5             10                      1              3             5           10
     $63           $199         $346           $774                    $72            $224         $390         $871

The examples shown above should not be considered a representation of future expenses of the Account. Actual expenses may be greater or less than those shown.

Evaluation by the Board of Directors

         The Board of Directors, including all the Independent Directors, considered and approved the Amended Agreement for the Account, as well as the Amended Sub-Advisory Agreement with CCI, at its meeting on September 11, 2006. At that meeting, the Board also considered the annual continuation of the Current Agreement for the Account, as well as the Current Sub-Advisory Agreement, both of which will continue in effect if shareholders of the Account do not approve the Amended Agreement. The process undertaken, factors considered and conclusions reached by the Board in approving the Current Agreement and the Amended Agreement for the Account, as well as the Current and Amended Sub-Advisory Agreements with CCI, are described below.

         Continuance of the Current Agreement and Current Sub-Advisory Agreement

         Section 15(c) of the 1940 Act requires the Board of Directors, including a majority of the Independent Directors, annually to review and consider the continuation of the Current Agreement with the Manager as it relates to the Account as well as the continuation of the Current Sub-Advisory Agreement between the Manager and CCI. The Current Agreement and the Current Sub-Advisory Agreement are collectively referred to in this section as the "Current Advisory Agreements."

         In considering the continuation of the Current Advisory Agreements for the Account, the Board considered the factors and reached the conclusions described below relating to the selection of the Manager and CCI. On September 11, 2006, the Independent Directors also met in executive session with their independent legal counsel and were assisted by an independent consultant. In evaluating the Current Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of the Account as well as the investment performance of a broad-based industry category defined by Morningstar, Inc. ("Morningstar Category") and a market index, (ii) management fees and the expense ratio for the Account compared to mutual funds in a broad-based, industry category defined by Lipper Analytical Services ("Lipper Category"), (iii) fee schedules applicable to the Manager's and CCI's other clients, (iv) the Manager's financial results and condition, including its profitability from services it performed for the Account, (v) a comparison of the management fee and expense ratio for the Account at current asset levels to the management fee and expense ratios for the funds in the Lipper Category, (vi) an analysis of the Manager's and CCI's allocation of the benefits of economies of scale, (vii) the Manager's and CCI's record of compliance with applicable laws and regulations, and with the Account's investment policies and restrictions, (viii) the nature and character of the services the Manager and CCI provide to the Account, and (ix) other incidental benefits received by the Manager and CCI.

         Nature, Extent and Quality of Services. With regard to the Manager, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager's personnel, the resources made available to such personnel and the Manager's ability to attract and retain high-quality personnel. The Board also considered the Manager's rigorous program for identifying, recommending, monitoring and replacing sub-advisors. With regard to CCI, the Board considered its reputation, qualifications, background, investment approach, the experience and skills of its investment personnel and the resources made available to such personnel as well as CCI's compliance with the Account's investment policies and compliance in general. Based on all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager and CCI provide to the Account were sufficient to support renewal of the Current Advisory Agreements.

         Investment Performance. The Board considered the performance results for the Account over various time periods. The Board also considered these results in comparison to the performance of the funds in the Morningstar Category of which the Account is a member, as well as the Account's market index. The Board reviewed information that showed the Account's performance ranking in the 11th, 11th and 41st percentiles of the Morningstar Category for the one-year, three-year and five-year periods, respectively, ending June 30, 2006. The Board noted that, during the period January 5, 2005, the date CCI became sub-advisor, through June 30, 2006, the Account outperformed its market index as well as the average performance produced by the funds in the Morningstar Category. The Board also considered whether the Account's performance results were consistent with the Account's investment objectives and policies. The Board concluded that performance results were satisfactory.

         Investment Management and Sub-Advisory Fees and Expenses. The Board reviewed the Account's management fees and total expense ratio. The Board received information, based on data supplied by Lipper Analytical Services, comparing the Account's current management fee (at current asset levels and at theoretical asset levels) and expense ratio (at current asset levels) to advisory fees and expense ratios of the Lipper Category. Under the Current Agreement, the management fee for the Account ranks in the 18th percentile and the Account's expense ratio ranks in the 7th percentile when compared to the Lipper Category, which the Board considered reasonable. The Board also considered the Account's current management fee rate as compared to management fees charged by the Manager for comparable mutual funds. On the basis of the information provided, the Board concluded that the current management fee schedule and current total expense ratio for the Account were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors.

         The Board also considered CCI's current sub-advisory fees. The Board evaluated the competitiveness of the sub-advisory fees based upon data the Manager supplied, which compared the sub-advisory fees to available information about funds with sub-advisors in the Lipper Category. The Board noted that CCI's current effective sub-advisory fee of 0.115% was the lowest of any sub-advisor in the Lipper Category. The Board noted that CCI is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee. Based upon all of the above, the Board determined that the current sub-advisory fee for the Account was reasonable in light of the quality of the services provided by CCI and other relevant factors.

         Profitability. The Board reviewed the Manager's detailed analysis of its profitability, including the estimated direct and indirect costs the Manager incurs in providing service with regard to the Account and other PVC Accounts, under the Current Agreement as well as its profitability from other relationships between the Manager, its affiliates and each PVC Account. The Board reviewed data on the profitability to CCI. The Board concluded that the profitability to the Manager from the management of each Account and the profitability to CCI in connection with the investment advisory services it provides were not unreasonable.

         Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Account and whether the Account benefits from any such economies of scale through breakpoints in fees. The Board also reviewed the level at which breakpoints occur and the amount of the reduction. The Board also considered whether the effective management fee rate for the Account under the Current Agreement is reasonable in relation to the asset size of the Account. The Board concluded that the fee schedule for the Account reflects an appropriate level of sharing of any economies of scale. The Board also considered whether there are economies of scale with respect to the sub-advisory services provided to the Account and, if so, whether the sub-advisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective sub-advisory fee rate for the Account under the Current Sub-Advisory Agreement is reasonable in relation to the asset size of the Account. The Board concluded that the fee schedule for the Account reflects an appropriate recognition of any economies of scale.

         Other benefits to the Manager. The Board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and CCI receive as a result of their relationship with PVC, including CCI's soft dollar practices. The Board concluded that, taking into account any incidental benefits the Manager and CCI receive, the management and sub-advisory fees for the Account were reasonable.

Overall Conclusions. Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Current Advisory Agreement continue to be fair and reasonable and that the continuation of each Current Advisory Agreement is in the best interests of the Account.

         Approval of the Amended Agreement and Amended Sub-Advisory Agreement

         Section 15(c) of the 1940 Act requires the Board, including a majority of the Independent Directors, to review and consider any amendment to an investment advisory agreement that proposes to increase fees charged by an investment advisor. The Amended Agreement and the Amended Sub-Advisory Agreement are collectively referred to in this section as the "Amended Advisory Agreements."

         In determining whether to approve the proposed Amended Advisory Agreements, which differ from their corresponding Current Advisory Agreements only with respect to the proposed increase in fees, the Board considered in particular the proposed fees and total expected expense ratio (taking into account the proposed increased management fee) for the Account under the Current and Amended Advisory Agreements, the relationship between the proposed management fees and sub-advisory fees and the management fee structure in relation to the proposed PVC-WM Reorganization. The Board received information, based on data supplied by Lipper Analytical Services, comparing the Account's management fees (at current asset levels and at theoretical asset levels) and expense ratio (at current asset levels) to advisory fees and expense ratios of the Lipper Category. Under the Amended Agreement, the proposed management fee for the Account would rank in the 43rd percentile and the Account's expected expense ratio would rank in the 17th percentile when compared to the Lipper Category, which the Board considered reasonable given the reasons for the proposed increase, as described above. The Board also considered the Account's management fee rate under the Amended Agreement as compared to management fees charged by the Manager for comparable mutual funds.

         Under the Amended Sub-Advisory Agreement, the Board noted that the proposed sub-advisory fee would continue to be among the lowest for funds with sub-advisors in the Lipper Category. The Board also considered in particular, and found favorable, the strong performance record of the Account over the past three years, CCI's investment management capabilities with respect to growth-oriented funds, its past services as sub-advisor to the Account and the strength of its personnel, technical resources and operations. The Board also reviewed the sub-advisory fee rates under the Current and Amended Sub-Advisory Agreements in comparison to the sub-advisory fees paid with respect to comparable funds and concluded that management's view that the proposed sub-advisory fee increase for CCI was appropriate in order to align the sub-advisory fees with competitive, market rates was reasonable.

         On the basis of the information provided, the Board concluded that the management fee and sub-advisory fee schedules and expense ratio for the Account under the Amended Advisory Agreements are reasonable and appropriate in light of the quality of services provided by the Manager and CCI and other relevant factors and that approval of the Amended Advisory Agreements was in the best interests of the Account.

Additional Information

         For additional information regarding the Management Agreement between the Account and the Manager, including the date of the Current Agreement and the dates of its most recent approval by the Board and by shareholders, the principal officers and Directors of the Manager, payments made to the Manager by the Account during the fiscal year ended December 31, 2005 and comparable funds managed by the Manager, see Appendix D ("Additional Information About the Management Agreement and the Manager") to this Proxy Statement. For information regarding any brokerage commissions paid by the Account to affiliated brokers during the fiscal year ended December 31, 2005, see Appendix E ("Payments to Affiliated Brokers").

Required Vote

         Approval of the Proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Account.

         If the Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager, will determine the appropriate course of action to take which may include submitting an alternative proposal to shareholders of the Account at a future shareholders meeting.

         The Board, including all the Independent Directors, recommends that shareholders of the Growth Account vote "For" the Proposal.

                                   PROPOSAL 3

          APPROVAL OF RECLASSIFYING THE REAL ESTATE SECURITIES ACCOUNT
                     FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"
                      (Real Estate Securities Account Only)

         The Board of Directors, including all the Independent Directors, has approved, and the Board recommends that shareholders of the Real Estate Securities Account approve, a proposed change in the classification of the Account under the 1940 Act from "diversified" to "non-diversified."

         The Real Estate Securities Account is currently classified as a diversified investment company under Section 5(b)(1) of the 1940 Act. This means that the Account, with respect to 75% of its total assets, is limited in its investment in the securities of any one issuer (other than government securities or securities of other investment companies) to an amount not greater in value than 5% of the value of the Account's total assets and to not more than 10% of the outstanding voting securities of that issuer. These percentage limits apply as of the time the Account purchases a security of a particular issuer and are not deemed to be exceeded if securities already owned by the Account increase in value relative to the rest of the Account's holdings. A non-diversified investment company is not subject to these limits, may invest a higher percentage of its assets in the securities of a small number of companies, and has increased risk because it may be affected more than a diversified fund by changes in the financial condition, or the financial markets' assessments, of any of such companies.

         The Account's classification as diversified is a fundamental policy that may be changed only with shareholder approval. The proposed reclassification of the Account as non-diversified is intended to provide the Account with greater flexibility in responding to investment opportunities.

         If the Account is reclassified as non-diversified, it will nonetheless remain subject to the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). In order to maintain such favorable tax treatment, the Account may not purchase a security if, as a result, with respect to 50% of the Account's total assets, more than 5% of the Account's total assets would be invested in the securities of a single issuer, or the Account would hold more than 10% of the outstanding voting securities of such issuer. These limits apply as of the end of each quarter of the Account's fiscal year.

         If approved by shareholders of the Account, the proposed change in classification will become effective as of January 8, 2007.

Evaluation by the Board of Directors

         The Board reviewed the proposal to change the classification of the Account from diversified to non-diversified at its meeting on August 25, 2006. The Board considered a number of factors, including, as indicated above, the desirability of affording the Account greater flexibility in the management of portfolio assets. The Board also considered the increased risk associated with portfolios that are non-diversified, and the mitigation of risk from the continuing applicability to the Account of the diversification requirements under the Code. The Board, including all the Independent Directors, determined that it is in the best interests of the Account that the Account change its classification under the 1940 Act from diversified to non-diversified.

Required Vote

         Approval of the change in classification of the Real Estate Securities Account will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Account. If the required shareholder approval is not obtained, the current classification of the Account as diversified will remain in effect pending shareholder approval of another proposed change or other definitive action.

         The Board, including all the Independent Directors, recommends that shareholders of the Real Estate Securities Account vote "For" the Proposal.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of Ernst & Young LLP ("Ernst & Young") has been selected as the independent registered public accounting firm for PVC for the fiscal year ending December 31, 2006 and served as such for the last two fiscal years. The independent registered public accounting firm examines annual financial statements for PVC and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         The Audit and Nominating Committee of the Board of Directors of PVC (the "Audit Committee") has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the "independent auditor").

                                      * * *

                         Policy on Auditor Independence

         The purpose of this policy is to ensure the independence of the Funds' primary independent auditor. This policy is established by the Audit Committee of the Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. (the "Funds") Board of Directors effective for all engagements of the primary independent auditor entered into on and after March 8th, 2004.

         1. Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. For the purposes of this policy, Prohibited Services are:

     --Services that are subject to audit procedure during a financial statement audit;
     --Services where the auditor would act on behalf of management;
     --Services where the auditor is an advocate to the client's  position in an adversarial proceeding;
     --Bookkeeping  or other  services  related  to the  accounting  records  or financial statements of the Funds, its subsidiaries and affiliates; --Financial information systems design and implementation;
     --Appraisal    or    valuation    services,     fairness    opinions,    or
       contribution-in-kind reports;
     --Actuarial services;
     --Internal audit functions or human resources;
     --Broker or dealer, investment advisor, or investment banking services; --Legal services and expert services unrelated to the audit;
     --Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         2. (A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Audit Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Audit Committee for pre-approval, a detailed description as to each particular service for which pre-approval is sought and a range of fees for such service. The Audit Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Audit Committee and for services and the range of fees for such services that arise between regularly scheduled Audit Committee meetings.

In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Audit Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

         3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

         4. Not less than annually, the primary independent auditor shall report to the Audit Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

         5. The Audit Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

         The Funds or Principal Management Corporation may not hire any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into an accounting or financial reporting oversight role unless the Former Employee has severed his/her economic interest in the independent audit firm. In addition, employment of a Former Employee into an accounting or financial reporting oversight role will not be allowed unless the Former Employee was not a member of the audit engagement team of the Company during the one year period preceding the date that the audit procedures began for the fiscal period in which the Company proposes to hire the Former Employee. An accounting or financial reporting oversight role is presumed to mean CEO, CFO, or Controller.

                                      * * *

         The Audit Committee has considered whether the provision of non-audit services that were rendered to PVC's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to PVC that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Audit Fees. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

         December 31, 2004 - $140,780
         December 31, 2005 - $244,020

         Audit-Related Fees. Ernst & Young has not provided any audit-related services to PVC during the last two fiscal years that are not included under "Audit Fees" above.

         Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of PVC. In connection with this review, Ernst & Young reviews the calculation of PVC's dividend distributions that are included as deductions on the tax returns. During 2004, affiliates of Ernst & Young located in India and Taiwan performed tax services for PVC. The services provided by the affiliate in India included a review of the security transactions of PVC that took place in India. After this review, an Indian income tax return was prepared and filed by Ernst & Young. Additionally, another affiliate of Ernst & Young located in Taiwan reviewed the securities held by PVC in Taiwan. After the review, a statement of portfolio was prepared. A tax return filing in Taiwan was also required.

         During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

         December 31, 2004 - $46,686
         December 31, 2005 - $53,766

         Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         All Other Fees. Ernst & Young has not billed PVC for other products or services during the last two fiscal years.

         Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         All work in connection with the audit of PVC's financial statements was performed by full-time employees of Ernst & Young.

         The aggregate non-audit fees Ernst & Young billed to PVC, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to PVC for each of its last two fiscal years were as follows.

         December 31, 2004 - $46,686
         December 31, 2005 - $53,766

                                  OTHER MATTERS

         We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement, in the separate proxy statement/prospectus which deals with the combinations of the Equity Income Account into the Equity Income Account I and in the separate proxy statement/prospectus which deals with the combination of the LargeCap Growth Equity Account into the Equity Growth Account. The proxy statements/prospectuses relating to these fund combinations are being furnished only to shareholders of the Accounts being acquired in such combinations. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PVC is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any Account must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS

November ___, 2006
Des Moines, Iowa

         It is important that proxies be returned promptly. Please complete, sign, and date the proxy ballot and return it in the enclosed envelope.

                                                                      Appendix A

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

         The following table shows the number of shares outstanding and entitled to vote of each of the Accounts as of the Record Date. As stated under "Voting Information" above, all the shares of the Accounts are owned of record by Principal Life. The ultimate parent of Principal Life is Principal Financial Group, Inc.

-------------------------------------------- ------------------ --------------------------------------------- -------------------
                                                Shares                                                            Shares
Account                                       Outstanding       Account                                        Outstanding

-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Asset Allocation Account                         7,401,294.204  LargeCap Blend Account                            15,358,555.097
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Balanced Account                                 7,106,565.259  LargeCap Growth Equity Account                     8,564,973.447
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Bond Account                                    33,027,703.905  LargeCap Stock Index Account                      20,459,119.843
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Capital Value Account                            7,876,952.815  LargeCap Value Account                            12,844,994.871
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Diversified International Account               19,028,753.665  Principal LifeTime 2010 Account                    1,895,043.007
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Equity Growth Account                           14,782,594.404  Principal LifeTime 2020 Account                    5,987,514.617
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Equity Income Account                           13,240,981.267  Principal LifeTime 2030 Account                      955,752.250
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Equity Value Account                               453,153.631  Principal LifeTime 2040 Account                      401,384.118
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Government & High Quality Bond Account          27,064,781.564  Principal LifeTime 2050 Account                      259,628.076
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Growth Account                                   8,655,571.430  Principal LifeTime Strategic Income Account          921,021.084
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
International Emerging Markets Account           5,470,483.026  Real Estate Securities Account                     9,767,981.877
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
International SmallCap Account                   7,503,298.673  Short-Term Bond Account                           10,985,319.622
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
MidCap Account                                  10,921,702.602  SmallCap Account                                   9,650,535.682
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
MidCap Growth Account                            6,389,727.089  SmallCap Growth Account                            6,846,656.090
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
MidCap Value Account                             8,337,874.785  SmallCap Value Account                             8,997,582.078
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------
Money Market Account                           174,538,713.110
-------------------------------------------- ------------------ --------------------------------------------- -------------------
-------------------------------------------- ------------------ --------------------------------------------- -------------------

-------------------------------------------- ------------------ --------------------------------------------- -------------------


         As of the Record Date, the Directors and officers of PVC together owned less than 1% of the outstanding shares of any of the Accounts.

         As of the Record Date, no persons were known by PVC to own beneficially 5% or more of the outstanding shares of any of the Accounts.

                                                                     Appendix B

                     AUDIT AND NOMINATING COMMITTEE CHARTER

Organization
The Audit and Nominating Committee of the Board of Directors ("Board") shall be composed of directors who are not interested persons as defined in the Investment Company Act of 1940.

Statement of Policy
The function of the Audit and Nominating Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, management is responsible for:
(1) the preparation, presentation and integrity of the Fund's financial statements, (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Funds management for preparing; or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons professional or expert competence; or (3) a Board committee of which the director is not a member.

The Committee shall assist the directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to monitoring the integrity of the financial reporting processes and systems of internal accounting and financial controls, the compliance with legal and regulatory requirements, the independence and performance of internal and external auditors, and the effectiveness and efficiency of operations. The auditors for the Fund shall report directly to the Committee. Further, the Committee shall be responsible for maintaining free and open communication among the directors, the independent auditors, the internal auditors, and the management of the Fund.

Responsibilities
In carrying out its responsibilities, the Committee should be flexible so that it can best react to changing conditions to provide the directors and shareholders with reasonable assurance that the Fund accounting and reporting practices are in accordance with all requirements and are of the highest quality.

The Committee shall have the authority to retain outside counsel or other consultants to advise the Committee as it deems appropriate to its duties. The Committee may request any officer or employee of the Fund or management company or the company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee. No member of the Committee shall receive any compensation from the Fund except for service as a member of the Fund's Board or a committee of the Board.

The Committee shall meet not less than twice per year to review the Fund's financial statements and shall make regular reports to the Board addressing such matters as the quality and integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the performance of the independent and internal auditors. The chair of the Committee may call additional meetings as necessary.

The Committee shall:

1. Appoint, compensate, and conduct oversight of the work of the independent auditors.

2. Meet with the independent auditors to review the scope and approach of the proposed audit plan and the audit procedures to be performed.

3. Confirm and ensure the objectivity of the internal auditors and the independence of the independent auditors. Pre-approve all engagements and compensation to be paid to the auditor consistent with the Fund's Policy on Auditor Independence and discuss independence issues with the independent auditor on an annual basis. If so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor. At least annually review and assess the adequacy of the Fund's Policy on Auditor Independence and recommend any proposed changes to the Board for approval.

No engagement of the independent auditor should:
     (a) create a mutual or conflicting interest between the audit firm and the Fund
     (b)  place the audit firm in the position of auditing its own work
     (c)  result in the audit firm acting in a management role for the Fund, or
     (d)  place the audit firm in a position of being an advocate for the Fund.

Annually, the independent auditor shall report all relationships that may bear on independence between the auditor and the Fund with respect to any services provided by the auditor, its subsidiaries or affiliates.

4. Review the adequacy and effectiveness of the Fund's internal controls, with the independent auditors, the organization's internal auditors, and its financial and accounting personnel, and consider their recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls in exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Consider major changes to the Fund's auditing and accounting principles and practices as suggested by the independent auditors, internal auditor or management.

5. Request that management inform the Committee of all new or changed accounting principles and disclosure practices on a timely basis. Inquire of the auditors regarding their judgments and reasoning regarding the appropriateness of the changes or proposed changes, as well as the appropriateness of the accounting principles and disclosure practices management employs for new transactions or events.

6. Review legal and regulatory matters that may have a material effect on the financial statements, the Fund's compliance policies and ethical business practices programs, and any material related to regulatory examinations or reports received from regulators or government agencies.

7. Inquire of management, the internal auditors, and the independent auditors regarding significant risks or exposures, and assess the steps management has taken to minimize such risks and exposures to the organization.

8. Review the results of the Fund's monitoring of compliance with its Code of Ethics.

9. Review the Fund's "Policy on Board of Directors and Officers Compensation and Expenses" and consider the results of any internal or independent auditor's reviews of those areas. Internal auditors will review Directors' expense records once every three calendar years.

10. Review the Fund's internal audit function, including its audit plans, staffing, explanations for any deviations from plans, and the coordination of such plans with those of the independent auditors.

11. Review the significant issues reported to management prepared by the internal auditor and management's responses. Receive a summary of findings from completed internal audits. Review with the internal auditors any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

12. Meet with the independent auditors, at the conclusion of the audit, to review the results of the audit, including any comments or recommendations of the independent auditors. In addition, review with the independent auditors any major issues regarding accounting and auditing principles, practices and judgments as well as the adequacy of internal controls that could significantly affect the financial statements. Further, report the results of the annual audit to the Board of Directors.

13. Review the financial statements contained in the annual report to shareholders with management and the independent auditors. Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also, inquire of the independent auditors regarding their reasoning in accepting or questioning management's significant estimates.

14. Inquire of the independent auditors regarding their judgments about whether management's accounting principles and estimates are conservative, moderate, or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or minority practices. Also, discuss with the independent auditors how the Fund's choices of accounting principles and disclosure practices may affect shareholders' and the public's views and attitudes about the organization.

15. Discuss with the independent auditors other matters, if any, required to be discussed by Statements on Auditing Standards relating to the conduct of the audit such as audit adjustments, fraud and illegal acts, auditor retention issues, consultation with other auditors, disagreements with management and resolve any such disagreements, access to information, other difficulties encountered during the audit, etc.

16. Meet separately with the independent auditors and internal auditors without management. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Fund's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the audit.

17. Establish and maintain procedures for the handling of complaints received regarding accounting, internal controls, and auditing.

18. Submit the minutes of all the Committee's meetings to, or discuss the matters considered at each Committee meeting with, the Board of Directors. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

19. Select, review and nominate for consideration by the Board candidates for directors who are not interested persons as defined in the Investment Company Act of 1940.

20.      At least annually, meet separately with the Fund's Chief Compliance
         Officer.

               (Adopted by the Board of Directors of each of the
                       Principal funds on March 13, 2006)

                                                                     Appendix C


                      FORM OF AMENDED MANAGEMENT AGREEMENT

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                              AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT

        AGREEMENT to be effective the __________________, by and between PRINCIPAL VARIABLE CONTRACTS FUND, INC., a Maryland corporation (hereinafter called the "Fund") and PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager").

                              W I T N E S S E T H:

        WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:

        (a)    Certificate of Incorporation of the Fund;

        (b)    Bylaws of the Fund as adopted by the Board of Directors;

        (c) Resolutions of the Board of Directors of the Fund selecting the Manager as investment adviser and approving the form of this Agreement.

        NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as investment adviser and manager of the Fund, and the Manager agrees to act, perform or assume the responsibility therefore in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

 1. INVESTMENT ADVISORY SERVICES

        The Manager will regularly perform the following services for the Fund:

        (a)    Provide investment research, advice and supervision;

        (b) Provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;

        (c) Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the portfolio of each Account of the Fund consistent with the Account's investment objective and policies;

        (d) Implement such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund's Certificate of Incorporation and Bylaws and the requirements of the Investment Company Act of 1940 (the "1940 Act"), and the Fund's Registration Statement, current Prospectus and Statement of Additional Information, as each of the same shall be from time to time in effect;

        (e) Advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of the Fund; and

        (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of the Fund are being observed.

2.      CORPORATE AND OTHER ADMINISTRATIVE SERVICES AND EXPENSES

        The Manager will regularly perform or assume responsibility for general corporate and all other administrative services and expenses, except as set out in Section 4 hereof, as follows:

        (a) Furnish office space, all necessary office facilities and assume costs of keeping books of the Fund;

        (b) Furnish the services of executive and clerical personnel necessary to perform the general corporate functions of the Fund;

        (c) Compensate and pay the expenses of all officers, and employees of the Fund, and of all directors of the Fund who are persons affiliated with the Manager;

        (d) Determine the net asset value of the shares of the Fund's Capital Stock as frequently as the Fund shall request or as shall be required by applicable law or regulations;

        (e) Provide for the organizational expense of the Fund and expenses incurred with the registration of the Fund and Fund shares with the federal and state regulatory agencies, including the costs of printing prospectuses in such number as the Fund shall need for purposes of registration and for the sale of its shares;

        (f) Be responsible for legal and auditing fees and expenses incurred with respect to registration and continued operation of the Fund;

        (g) Act as, and provide all services customarily performed by, the transfer and paying agent of the Fund including, without limitation, the following:

               (i) issuance, registry of shares, and maintenance of open account system;

               (ii) preparation  and  distribution  of dividend and capital gain payments to shareholders;

               (iii)preparation  and  distribution  to  shareholders of reports, tax information, notices, proxy statements and proxies;

               (iv) delivery,   redemption   and   repurchase  of  shares,   and
                    remittances to shareholders; and

               (v)  correspondence with shareholders concerning items (i), (ii),
                    (iii) and (iv) above.

        (h) Prepare stock certificates, and distribute the same requested by shareholders of the Fund; and

        (i) Provide such other services as required by law or considered reasonable or necessary in the conduct of the affairs of the Fund in order for it to meet its business purposes.

3.      RESERVED RIGHT TO DELEGATE DUTIES AND SERVICES TO OTHERS

        The Manager in assuming responsibility for the various services as set forth in 1 and 2 above, reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to Principal Life Insurance Company, or an affiliate thereof; provided, however that entry into any such agreements shall not relieve the Manager of its duty to review and monitor the performance of such persons to the extent provided in the agreements with such persons or as determined from time to time by the Board of Directors.

4.      EXPENSES BORNE BY FUND

        The Fund will pay, without reimbursement by the Manager, the following expenses:

        (a) Taxes, including in the case of redeemed shares any initial transfer taxes, and other local, state and federal taxes, governmental fees and other charges attributable to investment transactions;

        (b)    Portfolio brokerage fees and incidental brokerage expenses;

        (c)    Interest;

        (d)    The fees and expenses of the Custodian of its assets;

        (e) The fees and expenses of all directors of the Fund who are not persons affiliated with the Manager; and

        (f)    The cost of meetings of shareholders.

5.      COMPENSATION OF THE MANAGER BY FUND

        For all services to be rendered and payments made as provided in Sections 1 and 2 hereof, the Fund will accrue daily and pay the Manager within five days after the end of each calendar month a fee based on the average of the values placed on the net assets of the Accounts of the Fund as of the time of determination of the net asset value on each trading day throughout the month in accordance with the schedules attached hereto.

        Net asset value shall be determined pursuant to applicable provisions of the Certificate of Incorporation of the Fund. If pursuant to such provisions the determination of net asset value is suspended, then for the purposes of this
Section 5 the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets for each day the suspension continues.

        The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

6.      ASSUMPTION OF EXPENSES BY PRINCIPAL LIFE INSURANCE COMPANY

        Although in no way relieving the Manager of its responsibility for the performance of the duties and services set out in Section 2 hereof, and regardless of any delegation thereof as permitted under Section 3 hereof, some or all of the expenses therefore may be voluntarily assumed by Principal Life Insurance Company and the Manager may be reimbursed therefore, or such expenses may be paid directly by Principal Life Insurance Company.

7.      AVOIDANCE OF INCONSISTENT POSITION

        In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Manager nor any of the Manager's directors, officers or employees will act as a principal or agent or receive any commission.

 8. LIMITATION OF LIABILITY OF THE MANAGER

        The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9.      COPIES OF CORPORATE DOCUMENTS

         The Fund will furnish the Manager promptly with properly certified or authenticated copies of amendments or supplements to its articles or bylaws. Also, the Fund will furnish the Manager financial and other corporate information as needed, and otherwise cooperate fully with the Manager in its efforts to carry out its duties and responsibilities under this Agreement.

10. DURATION AND TERMINATION OF THIS AGREEMENT

        This Agreement shall remain in force until the conclusion of the first meeting of the shareholders of the Fund and if it is approved by a vote of a majority of the outstanding voting securities of the Fund it shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this
Section 10, the definitions contained in Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

11. AMENDMENT OF THIS AGREEMENT

        No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the Fund's outstanding voting securities and by vote of a majority of the directors who are not interested persons of the Manager, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

12. ADDRESS FOR PURPOSE OF NOTICE

        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be The Principal Financial Group, Des Moines, Iowa 50392.

13.     MISCELLANEOUS

        The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.


                             PRINCIPAL VARIABLE CONTRACTS FUND, INC.


                             By
                               -----------------------------------------
                               Michael J. Beer, Executive Vice President

                             PRINCIPAL MANAGEMENT CORPORATION


                             By
                               -----------------------------------------
                               Ralph C. Eucher, President

                                    SCHEDULE
                                 MANAGEMENT FEES
                                 Growth Account


      Average Daily Net                        Fee as a Percentage of
      Assets of the Account                    Average Daily Net Assets
      ---------------------                    ------------------------
      First $500 Million                                0.68%
      Next $500 Million                                 0.63%
      Next $1 Billion                                   0.61%
      Next $1 Billion                                   0.56%
      Over $3 Billion                                   0.51%

                                                                      Appendix D

                          ADDITIONAL INFORMATION ABOUT
                    THE MANAGEMENT AGREEMENT AND THE MANAGER

         This Appendix contains additional information about the Management Agreement and the Manager and its affiliates and should be read in conjunction with Proposal 2.

Information About the Manager

         The Manager serves as the manager of the Growth Account, as well as of each of the other Accounts of PVC, pursuant to a Management Agreement between the Manager and PVC.

         The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life. At December 31, 2005, the mutual funds it managed had assets of approximately $25.1 billion.

         The following table lists the principal executive officers and directors of the Manager, their positions with PVC, if any, and their principal occupations. The address of each such person is the Principal Financial Group, Des Moines, Iowa 50392-2080.

Name and Position
with the Manager                      Position with PVC            Principal Occupation

John E. Aschenbrenner                 None                         Director, the Manager and Princor;
Director                                                           President, Insurance and Financial
                                                                   Services, Principal Financial Group,
                                                                   Inc.

Craig L. Bassett                      Treasurer                    Vice President and Treasurer, Principal
Treasurer                                                          Financial Group, Inc.

Michael J. Beer                       Executive Vice President     Executive Vice President/Chief Operating
Executive Vice President/Chief                                     Officer - Mutual Funds, the Manager;
Operating Officer - Mutual Funds                                   Director and President, Princor

David J. Brown                        Chief Compliance Officer     Vice President, Product & Distribution
Senior Vice President                                              Compliance, Principal Life Insurance
                                                                   Company; Senior Vice President, the
                                                                   Manager and Princor

Jill R. Brown                         Vice President and Chief     Senior Vice President and Chief
Senior Vice President and Chief       Financial Officer;           Financial Officer, the Manager and
Financial Officer                     Principal Accounting         Princor
                                      Officer

Ralph C. Eucher                       Director, President and      Director and President, the Manager;
Director and President                Chief Executive Officer      Director, Princor; Senior Vice
                                                                   President, Principal Financial Group,
                                                                   Inc.

Ernest H. Gillum                      Vice President and           Vice President and Chief Compliance
Vice President and Chief Compliance   Assistant Secretary          Officer, the Manager
Officer

Layne H. Rasmussen                    Vice President and           Vice President and Controller - Mutual
Vice President and Controller -       Controller                   Funds, the Manager
Mutual Funds

Michael D. Roughton                   Counsel                      Vice President and Senior Securities
Senior Vice President and Counsel                                  Counsel, Principal Financial Group,
                                                                   Inc.; Senior Vice President and Counsel,
                                                                   the Manager and Princor; and Vice
                                                                   President/Senior Securities Counsel,
                                                                   Principal Global Investors LLC

James F. Sager                        Assistant Secretary          Vice President, the Manager and Princor
Vice President

Larry D. Zimpleman                    Director and Chairman of     Chairman and Director, the Manager and
Director and Chairman of the Board    the Board                    Princor; President, and Chief Operating
                                                                   Officer, Principal Financial Group, Inc.


Dates and Prior Approvals of Management Agreement for the Growth Account

         The date of the Management Agreement between the Manager and the Growth Account is December 12, 2005.

         Approval by the Board. The Management Agreement with respect to the Growth Account was most recently approved by the Board of Directors on September 11, 2006 in connection with the annual continuance thereof.

         Approval by Shareholders. The Management Agreement was last submitted to a vote of the Growth Account shareholders on November 2, 1999 for the following purposes: approval of a modified fee schedule and approval of clarifying changes to the delegation provision of the Agreement.

Payments to the Manager

         Management Agreement. As compensation for its services as manager of the Growth Account, the Manager receives fees from the Growth Account. For the fiscal year ended December 31, 2005, the Growth Account paid the Manager a management fee of $706,105.

Payments by the Manager to CCI

         Sub-Advisory Agreement. CCI is an affiliate of the Manager. During the fiscal year ended December 31, 2005, the Manager paid CCI, pursuant to a sub-advisory agreement, a sub-advisory fee in the amount of $170,822.

Comparable Funds Managed by the Manager

         The following table identifies other registered investment companies ("comparable funds") managed by the Manager that have investment objectives similar to the Growth Account. The table shows the size of each comparable fund as well as the Manager's rate of compensation.

                                                                           Advisory Fee                         Fiscal
                                                Net                     (as a percentage of                      Year
Comparable Fund                               Assets                 average daily net assets)                   Ended
PVC Equity Growth                          $250,018,960           0.80% of the first $100 million;          December 31, 2005
                                          (as of June 30,         0.75% of the next $100 million;
                                         2006 (unaudited))        0.70% of the next $100 million;
                                                                0.65% of the next $100 million; and
                                                              0.60% of the excess over $400 million.

PVC LargeCap Growth Equity                  $41,012,624                        1.00%                       December 31, 2005
                                          (as of June 30,
                                         2006 (unaudited))

PIF LargeCap Growth Fund*                  $832,798,598          0.55% of the first $500 million;          October 31, 2005
                                          (as of July 31,         0.53% of the next $500 million;
                                         2006 (unaudited))      0.51% of the next $500 million; and
                                                              0.50% of the excess over $1.5 billion.

PIF Partners LargeCap Growth Fund          $149,438,991          1.00% of the first $500 million;          October 31, 2005
                                          (as of July 31,         0.98% of the next $500 million;
                                         2006 (unaudited))      0.96% of the next $500 million; and
                                                              0.95% of the excess over $1.5 billion.

PIF Partners LargeCap Growth Fund I        $916,228,410          0.75% of the first $500 million;          October 31, 2005
                                          (as of July 31,         0.73% of the next $500 million;
                                         2006 (unaudited))      0.71% of the next $500 million; and
                                                              0.70% of the excess over $1.5 billion.

PIF Partners LargeCap Growth Fund II       $859,561,800          1.00% of the first $500 million;          October 31, 2005
                                          (as of July 31,         0.98% of the next $500 million;
                                         2006 (unaudited))      0.96% of the next $500 million; and
                                                              0.95% of the excess over $1.5 billion.

---------------------------
* The Board of Directors of PIF has approved a proposal to increase the management fee payable to the Manager. If shareholders approve the proposal, the new management fee schedule for the PIF LargeCap Growth Fund will be: 0.68% of the first $500 million; 0.65% of the next $500 million; 0.62% of the next $1 billion; 0.58% of the next $1 billion; and 0.55% of the excess over $3 billion.

                                                                    Appendix E


                         PAYMENTS TO AFFILIATED BROKERS


The following broker-dealers are considered to be affiliated persons of the PVC Growth Account or affiliated persons of such persons ("Affiliated Brokers"):

o BNY Broker, Inc. is an affiliate of BNY Investments, which serves as sub-advisor for two portfolios of the Principal Investors Fund, Inc.

o Goldman Sachs & Co. is an affiliate of Goldman Sachs Asset Management, which serves as sub-advisor for two portfolios of the Principal Investors Fund, Inc.

o J.P Morgan Securities, Inc. is an affiliate of J.P. Morgan Investment Management Inc., which serves as sub-advisor for the SmallCap Value Account of Principal Variable Contracts Fund, Inc. and a portfolio of Principal Investors Fund, Inc.

o Lehman Brothers, Inc. is an affiliate of Neuberger Berman Management Inc., which serves as sub-advisor for the MidCap Value Account of Principal Variable Contracts Fund, Inc. and a portfolio of the Principal Investors Fund, Inc.

o Morgan Stanley DW Inc. is an affiliate of Morgan Stanley Asset Management, which serves as sub-advisor to the Asset Allocation Account of the Principal Variable Contracts Fund, Inc.

o Sanford C. Bernstein & Co., LLC is an affiliate of AllianceBernstein L.P., which serves as sub-advisor to the LargeCap Value Account of Principal Variable Contracts Fund, Inc. and two portfolios of Principal Investors Fund, Inc.

o UBS Securities LLC is an affiliate of UBS Global AM, which serves as a sub-advisor to the SmallCap Growth Account of Principal Variable Contracts Fund, Inc. and two portfolios of Principal Investors Fund, Inc.


The following table shows the amount of brokerage commissions paid by the PVC Growth Account to Affiliated Brokers during the fiscal year ended December 31, 2005:


                                   Total Dollar    As a Percentage of Aggregate
                                      Amount           Brokerage Commissions

BNY Broker, Inc.                      $1,160                   0.49%

Goldman Sachs & Co.                   $7,236                   3.03%

JP Morgan Securities, Inc.              $240                   0.10%

Lehman Brothers Inc.                 $42,047                  17.62%

Morgan Stanley DW, Inc.               $6,473                   2.71%

Sanford C. Bernstein & Co., LLC       $1,819                   0.76%

UBS Securities LLC                   $13,560                   5.68%

                            VOTING INSTRUCTION FORM
                    Principal Variable Contracts Fund, Inc.
                           Des Moines, IA 50392-2080

                      GIVE YOUR VOTING INSTRUCTIONS TODAY!

                SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.

{ACCOUNT NAME PRINTS HERE} With respect to the proposals listed on the reverse side of this form, the Board of Directors of Principal Variable Contracts Fund, Inc. ("PVC") is soliciting your instructions for voting shares of the above-referenced account, a series of PVC, that are attributable to your variable contract and held by Principal Life Insurance Company ("Principal Life"). Principal Life will vote the shares in accordance with your instructions at a Special Meeting of Shareholders of the above-referenced account to be held on December 15, 2006 at 2:00 p.m. Central Time, and at any adjournments thereof. In the discretion of Principal Life, votes also will be authorized for such other matters as may properly come before the meeting.

Check the appropriate boxes on the reverse of this form, date this form and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated November _____, 2006. If you complete, sign and return the form, Principal Life will vote as you have instructed. If you simply sign and return the form, it will be voted FOR the proposals. If your instructions are not received, votes will be case in proportion to the instructions received from all other contractowners with a voting interest in the above-referenced account.


                    Date: ______________________, 2006



                    Signature(s), (Title(s), if applicable)    (Sign in the Box)
                    Please sign exactly as your name appears on this form. Please mark, sign, date and mail your form in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Attorneys, executors, administrators, trustees or guardians should so indicate when signing.

                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                    PLEASE DO NOT USE FINE POINT PENS.



     1. Election the Board of Directors, including four nominees for new Directors (shareholders of all Accounts will vote together on this proposal).

(01)  Elizabeth Ballantine  (05)  Fritz S. Hirsch       (09)  Richard Yancey
(02)  Kristianne Blake      (06)  William C. Kimball    (10)  Ralph C. Eucher
(03)  Richard W. Gilbert    (07)  Barbara A. Lukavsky   (11)  William G. Papesh
(04)  Mark A. Grimmett      (08)  Daniel Pavelich       (12)  Larry D. Zimpleman

        FOR ALL____     WITHHOLD ALL____     FOR ALL EXCEPT____



     2. Approve a management fee increase for the Growth Account (only shareholders of the Growth Account will vote on this proposal).

          FOR____         AGAINST____         ABSTAIN____



     3.   Approve   reclassifying  the  Real  Estate  Securities   Account  from
          "diversified" to "non-diversified" (only shareholders of the Real Estate Securities Account will vote on this proposal).

          FOR____         AGAINST____         ABSTAIN____